Exhibit 10.1

Execution Version

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

AND WAIVER

THIS FIRST AMENDMENT (this “Amendment”), dated as of April 21, 2016, to the Loan and Security Agreement, dated as of August 18, 2015 (the “Loan Agreement”), is made by and among JAGUAR ANIMAL HEALTH, INC., a Delaware corporation (“Borrower”), HERCULES CAPITAL, INC. (f/k/a Hercules Technology Growth Capital, Inc.), a Maryland corporation, as administrative agent (“Agent”), and the lender party hereto (“Lender”).

RECITALS

A.                                    Borrower, Agent and Lender are parties to the Loan Agreement.

B.                                    The parties wish to amend the Loan Agreement, as provided herein.

C.                                    Agent and Lender wish to agree to certain waivers in connection with Borrower’s prepayment of a portion of the Term Loan.

D.                                    The Loan Agreement may be amended, and waivers under the Loan Agreement may be granted, pursuant to Section 11.3(b) thereof by the written agreement of Borrower, Agent and Lender (which, for the avoidance of doubt, is the Required Lender).

AGREEMENT

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms. Capitalized terms used but not defined herein (including in the recitals) shall have the meanings assigned to such terms in the Loan Agreement.

SECTION 2.   Amendments to Loan Agreement. Subject to all of the terms and conditions set forth in this Amendment, the parties hereby agree to the following amendments thereto.

(A)  Schedule 1.1 to the Loan Agreement is amended and restated in its entirety with by the Schedule 1.1 set forth on Exhibit A to this Amendment.

(B)  The definition of “Amortization Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Amortization Date” means September 1, 2016.”

(C)  The definition of “Base Minimum Cash Balance Amount” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Base Minimum Cash Balance Amount” means $1,144,297.06.

(D)  The definition of “Interest Only Extension Condition” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

(E)  The definition of “Minimum Cash Balance Amount” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Minimum Cash Balance Amount” means an amount equal to the Base Minimum Cash Balance Amount minus the aggregate amount of Amortization Payments made by Borrower after April 22, 2016 and during all periods that Borrower is required to comply with Section 7.15.”

(F)  The definition of “Term Loan Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Term Loan Maturity Date” means August 1, 2018.”

SECTION 3.  Agreements and Waivers Regarding Prepayment. The parties hereby agree as follows in connection with Borrower’s prepayment of $1,500,000 of the principal amount of the Term Loan (the “Prepayment Amount”), which Prepayment Amount shall be paid by Borrower to Lender on the date hereof:

(A)  Agent and Lender agree to waive the requirement under Section 2.4 of the Loan Agreement that prepayments thereunder are to equal the entire principal balance of the Term Loan and all accrued and unpaid interest thereon, and Borrower may prepay a portion of the principal amount of the Term Loan equal to the Prepayment Amount.

(B)  Agent and Lender agree to waive the requirement that Borrower provide Agent prior notice of prepayment with respect to the Prepayment Amount paid by Borrower on the date hereof.

(C)  Agent and Lender agree to waive the Prepayment Charge in connection with the Prepayment Amount paid by Borrower on the date hereof.

(D)  The parties confirm and agree that the waivers and agreements set forth above apply only to the Prepayment Amount paid by Borrower on the date hereof and that Section 2.4 of the Loan Agreement shall apply in its entirety to any prepayment made by Borrower after the date hereof.

SECTION 4.  Effect on Loan Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, and it shall not constitute a waiver of any provision of the Loan Documents, except for such waivers expressly set forth in Section 3 above. Any reference to the Loan Agreement in any other Loan Document shall be a reference to the Loan Agreement as amended by this Amendment.

SECTION 5.  Representations and Warranties. Borrower represents and warrants to Agent and Lender as follows:

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(A)                               Borrower’s execution, delivery and performance of this Amendment, (i) has been duly authorized by all necessary corporate action of Borrower, (ii) will not result in the creation or imposition of any Lien upon the Collateral or the Intellectual Property, other than Permitted Liens and the Liens created by the Loan Documents, (iii) does not violate any provisions of Borrower’s Certificate of Incorporation, bylaws, or any law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject, and (iv) except as described on Schedule 5.3 to the Loan Agreement, does not violate any contract or agreement or require the consent or approval of any other Person which has not already been obtained. The individual or individuals executing this Amendment are duly authorized to do so.

(B)                               This Amendment has been duly executed and delivered on Borrower’s behalf by its duly authorized officer, and constitutes Borrower’s legal, valid and binding obligations, enforceable in accordance with their terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity.

SECTION 6.  Condition Precedent. The effectiveness of this Amendment is subject to receipt by Agent from Borrower of an amount equal to the Prepayment Amount, and this Amendment shall be null and void in all respects if such amount is not received by Agent on or before April 22, 2016.

SECTION 7.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of California.

SECTION 8.  Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. Agent may also require that any such documents and signatures delivered by facsimile, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile, .pdf or other electronic imaging means.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

JAGUAR ANIMAL HEALTH, INC.

By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: CEO and President

AGENT:

HERCULES CAPITAL, INC.

By:	/s/ Ben Bang
Name: Ben Bang
Title: Associate General Counsel

LENDER:

HERCULES CAPITAL FUNDING TRUST 2014-1

By: Hercules Capital, Inc., as Servicer

By:	/s/ Ben Bang
Name: Ben Bang
Title: Associate General Counsel

EXHIBIT A

Schedule 1.1 to the Loan Agreement is amended and restated in its entirety with by the Schedule 1.1 set forth below.

SCHEDULE 1.1

COMMITMENTS

LENDER	TERM COMMITMENT
Hercules Capital Funding Trust 2014-1	$8,000,000
TOTAL COMMITMENTS	$8,000,000